UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2017

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware	0-22945	13-3169913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Completion of the MoviePass Transaction

On December 11, 2017, Helios and Matheson Analytics Inc. (the “Company” or “HMNY”) completed its acquisition of a majority interest in MoviePass Inc., a Delaware corporation (“MoviePass”) (such acquisition, the “MoviePass Transaction”), pursuant to the previously announced Securities Purchase Agreement, dated as of August 15, 2017, between HMNY and MoviePass (as amended, the “MoviePass SPA”), and the Investment Option Agreement, dated October 11, 2017, between HMNY and MoviePass (the “MoviePass Option Agreement”).

At the closing of the MoviePass Transaction (the “Closing”), MoviePass issued HMNY 81,542,016 shares of its common stock representing 51.71% of its outstanding common stock in exchange for the following consideration: (1) a subordinated convertible promissory note in the principal amount of $12,000,000 (the “Helios Convertible Note”), which is convertible into shares of HMNY’s common stock, as further described below; (2) a $5,000,000 promissory note issued to MoviePass (the “Helios Note”); and (3) the cancellation of a convertible promissory note issued by MoviePass to HMNY in an aggregate principal amount of $11,500,000.

In addition, pursuant to the terms of the Note Purchase Agreement, dated as of December 11, 2017 (the “Kelly Note Purchase Agreement”), among HMNY, MoviePass and Christopher Kelly, a director, stockholder and noteholder of MoviePass (“Kelly”), HMNY agreed to purchase from Kelly, within two business days after the Closing, MoviePass convertible promissory notes in an aggregate principal amount of $1,000,000 (the “Kelly Notes”) for $1,000,000 in cash, which will automatically convert into 6,813,178 shares of MoviePass’ common stock amounting to an additional 2% of the outstanding shares of MoviePass common stock on a post-transaction basis within two business days after the Closing, pursuant to a Note Conversion Agreement to be entered into between HMNY and MoviePass (the “Kelly Note Conversion Agreement”).

Pursuant to the MoviePass Option Agreement, upon the Closing, the outstanding convertible promissory notes issued by MoviePass to HMNY (each a “MoviePass Option Note”) in an aggregate principal amount of $12,150,000 as of the Closing date, which includes additional option exercises by HMNY on December 5, 2017 and December 7, 2017 in an aggregate amount of $2,800,000, were cancelled in exchange for 15,789,764 additional shares of MoviePass’ common stock.

Upon completion of the above issuances, HMNY will own approximately 57.8% of MoviePass’ issued and outstanding common stock, which may be increased in connection with additional option exercises following Closing in accordance with the terms of the MoviePass Option Agreement.

Amendment No. 2 to the MoviePass SPA and Other Ancillary Agreements

Immediately prior to the completion of the MoviePass Transaction, HMNY and MoviePass entered into a second amendment to the MoviePass SPA (“Amendment No. 2”), pursuant to which, in lieu of issuing 4,000,001 unregistered shares of HMNY common stock to MoviePass at the Closing (the “Helios Shares”), HMNY agreed to issue the Helios Convertible Note to MoviePass, which will convert automatically upon HMNY’s receipt of approval of its stockholders relating to the issuance of the Helios Shares as required by and in accordance with Nasdaq Listing Rule 5635 (the “Stockholder Approval”) into 4,000,001 unregistered shares of HMNY common stock (the “Conversion Shares”). If MoviePass fails to list its common stock on The Nasdaq Stock Market or the New York Stock Exchange by March 31, 2018, 666,667 of the Conversion Shares will be subject to forfeiture by MoviePass, in HMNY’s sole discretion.

Pursuant to the terms of a voting agreement (the “Voting Agreement”) entered into at the Closing among HMNY, MoviePass and 5% or greater stockholders of MoviePass, subject to applicable rules and regulations, the Chief Executive Officer of HMNY has the right to designate two directors to the board of directors of MoviePass and the Chief Executive Officer of MoviePass has the right to designate three directors of the board of directors of MoviePass. In accordance with the terms of the Voting Agreement, each party is required to vote in favor of such designees.

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At the Closing, HMNY, MoviePass and certain stockholders of MoviePass, entered into an investors’ rights agreement (the “Investors’ Rights Agreement”), which provides such investors with certain information rights, including access to financial information of MoviePass and inspections rights. In addition, HMNY will receive the right to approve certain MoviePass corporate actions and will require MoviePass to register the shares of its common stock issued to HMNY with the U.S. Securities and Exchange Commission (the “SEC”).

At the Closing, HMNY and MoviePass each entered into a lock-up agreement (with respect to HMNY, the “HMNY Lock-Up Agreement” and with respect to MoviePass, the “MoviePass Lock-Up Agreement” and collectively, the “Lock-Up Agreements”). Pursuant to the Lock-Up Agreements, each of MoviePass and HMNY agreed that from the date of the Lock-Up Agreement and ending on the later of one (1) year from the date thereof or six (6) months after the date on which shares of MoviePass’ common stock begin trading on the Nasdaq Stock Market or the New York Stock Exchange, neither MoviePass nor HMNY (i) shall sell, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of, or (iii) permit to exist any security interest, lien, claim, pledge, option, right of first refusal, agreement or limitation on MoviePass’ or HMNY’s voting rights, engage in any hedging or other transaction which is designed to, or which reasonably could be expected to lead to or result in a sale or disposition of, the shares of MoviePass owned by HMNY or the Conversion Shares, when issued.

At the Closing, HMNY and MoviePass also entered into a voting proxy agreement, pursuant to which MoviePass granted a proxy in favor of Theodore Farnsworth, in his capacity as the Chief Executive Officer of HMNY, with respect to the Conversion Shares (the “MoviePass Voting Proxy”).

The above discussion does not purport to be a complete description of the MoviePass SPA, MoviePass Option Agreement, Amendment No. 2, the Helios Convertible Note, the Helios Note, the Kelly Note Purchase Agreement, the Kelly Note Conversion Agreement, the MoviePass Option Notice, the Voting Agreement, the Investors’ Rights Agreement, the Lock-Up Agreements, and the MoviePass Voting Proxy and is qualified in its entirety by reference to the full text of such documents, which are attached exhibits to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

To the extent required by this Item 2.01, the information included in Item 1.01 is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation.

To the extent required by this Item 2.03, the information included in Item 1.01 about the Helios Note and the Helios Convertible Note is incorporated herein by reference.

At the Closing of the MoviePass Transaction, HMNY issued the Helios Note and the Helios Convertible Note to MoviePass. Each note accrues interest from the issuance date on the unpaid principal amount at a rate equal to 5.00% per annum, compounded annually and computed on the basis of a 365-day year and the actual number of days elapsed.

The principal amount of the Helios Note together with all unpaid interest is due and payable on the later of (i) the 180th calendar day following the Closing of the MoviePass Transaction and (ii) such date when MoviePass’ common stock becomes listed on the Nasdaq Stock Market or the New York Stock Exchange; provided, however, that if MoviePass’ common stock is not listed on a national exchange on or before June 1, 2018, unless otherwise extended (the “Listing Maturity Date”), then, HMNY will redeem the outstanding principal amount and accrued unpaid interest as of the Listing Maturity Date (the “Redemption Amount”) in exchange for HMNY tending to MoviePass for immediate cancellation such number of shares equal to the Redemption Amount divided by the per share price of the MoviePass shares issued to HMNY based on the Purchase Price.

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While the Helios Convertible Note is outstanding, the principal amount and any accrued but unpaid interest under the Helios Convertible Note will be due and payable upon demand of MoviePass at any time after the two-year anniversary of the issuance date. The Helios Convertible Note will be immediately payable in the event of HMNY’s dissolution, bankruptcy or insolvency.

Upon the later of (i) receipt of the Stockholder Approval and (ii) the date on which all of MoviePass convertible notes outstanding prior to the Closing have been cancelled, extinguished or otherwise exchanged by HMNY for shares of MoviePass common stock, the entire unpaid and outstanding principal amount of the Helios Convertible Note and any accrued unpaid interest thereon will convert automatically, upon HMNY obtaining the Stockholder Approval, into the Conversion Shares.

In the event of a Change in Control, as defined in the Helios Convertible Note, the Helios Note shall be immediately due and payable in full. HMNY may prepay the Helios Convertible Note only with the consent of MoviePass.

The Helios Convertible Note is subordinated to Senior Indebtedness, as defined in the Helios Convertible Note.

The above discussion does not purport to be a complete description of the Helios Note and the Helios Convertible Note and is qualified in its entirety by reference to the full text of such documents, which are attached as exhibits to this Current Report and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

To the extent required by this Item 3.02, the information included in Items 1.01 and 2.03 about the Helios Convertible Note is incorporated herein by reference. The Company relied on Section 4(a)(2) of the Securities Act of 1933, as amended, to issue the Helios Convertible Note, inasmuch as MoviePass has received from the Company information that registration would provide and neither the Company nor any person acting on its behalf offered or sold the Helios Convertible Note by any form of general solicitation or general advertising.

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Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. The audited financial statements of MoviePass for the years ended December 31, 2016 and 2015, are attached herewith as Exhibit 99.1. The unaudited financial statements of MoviePass for the nine months ended September 30, 2017 and September 30, 2016, are filed herewith as Exhibit 99.2.

(b) Pro forma financial information. The unaudited pro forma combined financial statements of the Company and MoviePass are attached herewith as Exhibit 99.3.

(d) Exhibits

Exhibit No.	Description

2.1(1)	MoviePass SPA (incorporated by reference to Exhibit 2.1 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2017).
2.2	Amendment No. 1 to MoviePass SPA (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on October 11, 2017).
2.3*	Amendment No. 2 to MoviePass SPA.
4.1*	Helios Convertible Note issued by the Company to MoviePass on December 11, 2017.
4.2	Helios Note (incorporated by reference to Exhibit 4.2 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on October 11, 2017).
4.3*	Form of MoviePass Option Note.
10.1	MoviePass Option Agreement (incorporated by reference to Exhibit 10.2 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on October 11, 2017).
10.2*	Note Purchase Agreement dated December 11, 2017 between the Company, MoviePass and Christopher Kelly.
10.3*	Note Conversion Agreement to be entered into between the Company and MoviePass.
10.4	Voting Agreement (incorporated by reference to Exhibit 10.2 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2017).
10.5	Investors’ Rights Agreement (incorporated by reference to Exhibit 10.1 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2017).
10.6	MoviePass Lock-Up Agreement (incorporated by reference to Exhibit 10.5 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2017).
10.7	HMNY Lock-Up Agreement (incorporated by reference to Exhibit 10.6 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2017).
10.9	MoviePass Voting Proxy (incorporated by reference to Exhibit 10.8 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2017).
99.1	Audited Financial Statements of MoviePass Inc. as of December 31, 2016 and December 31, 2015 (incorporated by reference to Exhibit 99.1 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on November 30, 2017).
99.2	Unaudited Financial Statements of MoviePass Inc. for the nine months ended September 30, 2017 and September 30, 2016 (incorporated by reference to Exhibit 99.2 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on November 30, 2017).
99.3	Unaudited Pro Forma Combined Financial Statements of Helios and Matheson Analytics Inc. and MoviePass Inc. (incorporated by reference to Exhibit 99.1 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on November 30, 2017).

* Filed herewith.

(1) The schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The descriptions of the omitted schedules and similar attachments are contained within the MoviePass SPA. HMNY hereby agrees to furnish a copy of any such omitted schedule or similar attachment to the SEC upon request.

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Cautionary Statement on Forward-looking Information

Certain information in this communication contains “forward-looking statements” about HMNY and MoviePass within the meaning of the Private Securities Litigation Reform Act of 1995 or under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”), that may not be based on historical fact, but instead relate to future events. Forward-looking statements are generally identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential” or similar expressions. Such forward-looking statements include, without limitation, statements regarding (i) the receipt of HMNY stockholder approval of the issuance of the Conversion Shares as required by and in accordance with Nasdaq Listing Rule 5635, (iii) the expected benefits to HMNY and MoviePass from completing the MoviePass Transaction and (iv) MoviePass’ business. Statements regarding future events are based on the parties’ current expectations and are necessarily subject to associated risks related to, among other things, the inability to obtain stockholder approval relating to the issuance of the Conversion Shares in a timely manner, if at all, MoviePass’ and HMNY’s continuing need for additional financing, and general economic conditions. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements.

Such forward-looking statements are based on a number of assumptions. Although management of HMNY and MoviePass believe that the assumptions made and expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement contained herein will prove to be accurate. Actual results and developments may differ materially and adversely from those expressed or implied by the forward-looking statements contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects.

Risk factors and other material information concerning HMNY and MoviePass are described in HMNY’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2017, in HMNY’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and other HMNY filings, including subsequent current and periodic reports, information statements and registration statements filed with the SEC. You are cautioned to review such reports and other filings at www.sec.gov.

Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements and information, which are qualified in their entirety by this cautionary statement. All forward-looking statements and information made herein are based on HMNY’s and MoviePass’ current expectations and HMNY does not undertake an obligation to revise or update such forward-looking statements and information to reflect subsequent events or circumstances, except as required by law.

In particular, MoviePass’ $9.95 per month subscription pricing model is new. There can be no assurance that the resulting rate of increase in its subscribers from the previously announced $9.95 per month pricing model will continue or be sustained. Also, MoviePass has previously offered a one year subscription pricing model and may offer similar pricing models in the future. There can be no assurance that any rate of increase in its subscribers will result from new pricing models, and even if such an increase is achieved, that it will be sustained. Moreover, an increase in the number of MoviePass™ subscribers provides no assurance that the MoviePass™ business model will lead to profitability.

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Additional Information for Stockholders of HMNY about the MoviePass Transaction between HMNY and MoviePass and Where to Find It

HMNY plans to file with the SEC and furnish its stockholders with a proxy statement in connection with the approval of the issuance of the Conversion Shares to MoviePass and security holders of HMNY are urged to read the proxy statement and the other relevant materials when they become available because such materials will contain important information about HMNY, MoviePass and their respective affiliates and such issuance and the MoviePass Transaction. The proxy statement and other relevant materials (when they become available), and any and all other documents filed by HMNY with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.

In addition, investors may obtain a free copy of HMNY’s filings from HMNY’s website at www.hmny.com or by directing a request to: Helios and Matheson Analytics Inc., Attn: Secretary, Empire State Building, 350 Fifth Avenue, Suite 7520, New York, New York 10118, (212) 979-8228.

INVESTORS AND SECURITY HOLDERS OF HMNY ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE ISSUANCE OF THE CONVERSION SHARES TO MOVIEPASS.

Participants in the Solicitation

HMNY and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of HMNY in connection with the approval of the issuance of the Conversion Shares to MoviePass. Information about those directors and executive officers of HMNY, including their ownership of HMNY securities, is set forth in its annual report on Form 10-K for the year ended December 31, 2016, which HMNY filed with the SEC on April 14, 2017, and its definitive proxy statement on Schedule 14A filed with the SEC on October 3, 2017. Investors and security holders may obtain additional information regarding the direct and indirect interests of HMNY and its directors and executive officers in the such transaction by reading the proxy statement and other public filings referred to above.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2017

HELIOS AND MATHESON ANALYTICS INC.

By:	/s/ Theodore Farnsworth
Theodore Farnsworth, Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

2.1(1)	MoviePass SPA (incorporated by reference to Exhibit 2.1 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2017).
2.2	Amendment No. 1 to MoviePass SPA (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on October 11, 2017).
2.3*	Amendment No. 2 to MoviePass SPA.
4.1*	Helios Convertible Note issued by the Company to MoviePass on December 11, 2017.
4.2	Helios Note (incorporated by reference to Exhibit 4.2 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on October 11, 2017).
4.3*	Form of MoviePass Option Note.
10.1	MoviePass Option Agreement (incorporated by reference to Exhibit 10.2 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on October 11, 2017).
10.2*	Note Purchase Agreement dated December 11, 2017 between the Company, MoviePass and Christopher Kelly.
10.3*	Note Conversion Agreement to be entered into between the Company and MoviePass.
10.4	Voting Agreement (incorporated by reference to Exhibit 10.2 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2017).
10.5	Investors’ Rights Agreement (incorporated by reference to Exhibit 10.1 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2017).
10.6	MoviePass Lock-Up Agreement (incorporated by reference to Exhibit 10.5 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2017).
10.7	HMNY Lock-Up Agreement (incorporated by reference to Exhibit 10.6 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2017).
10.9	MoviePass Voting Proxy (incorporated by reference to Exhibit 10.8 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2017).
99.1	Audited Financial Statements of MoviePass Inc. as of December 31, 2016 and December 31, 2015 (incorporated by reference to Exhibit 99.1 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on November 30, 2017).
99.2	Unaudited Financial Statements of MoviePass Inc. for the nine months ended September 30, 2017 and September 30, 2016 (incorporated by reference to Exhibit 99.2 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on November 30, 2017).
99.3	Unaudited Pro Forma Combined Financial Statements of Helios and Matheson Analytics Inc. and MoviePass Inc. (incorporated by reference to Exhibit 99.1 filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on November 30, 2017).

* Filed herewith.

(1) The schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The descriptions of the omitted schedules and similar attachments are contained within the MoviePass SPA. HMNY hereby agrees to furnish a copy of any such omitted schedule or similar attachment to the SEC upon request.

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